SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         -----------------------------


        Date of Report (Date of earliest event reported):  June 17, 1997







                       CNL AMERICAN PROPERTIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)




         Florida                       333-15411              59-3239115
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


         400 East South Street, Suite 500                         32801
                Orlando, Florida                                (Zip Code)
     (Address of principal executive offices)



        Registrant's telephone number, including area code:  (407) 422-1574

Item 1.       Changes in Control of Registrant.

                    Not applicable.

Item 2.       Acquisition or Disposition of Assets.

              Status of the Offering

              On February 6, 1997, the Company commenced an offering (the "Offering") of up to 27,500,000 shares of common stock (the "Shares"). As of July 2, 1997, the Company had received subscription proceeds of $74,851,028 (7,485,103 Shares) including $643,293 (64,329 Shares) issued pursuant to the Reinvestment Plan, from 3,561 stockholders in connection with the Offering. The proceeds of the Offering will be used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

              Acquisition of Properties

              Between June 13, 1997 and July 2, 1997, the Company acquired eight Properties consisting of land and building, with the proceeds of the Offering. These Properties are two Golden Corral Properties (one in each of Enid, Oklahoma, and Liberty, Missouri), one IHOP Property (in Fairfax, Virginia), two Boston Market Properties (one in each of Southlake and Stafford, Texas), two Jack in the Box Properties (one in each of Channelview and Garland, Texas) and one KFC Property (in Putnam, Connecticut).

              In connection with the purchase of these eight Properties, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

              The following table sets forth the location of the eight Properties, consisting of land and building, acquired by the Company from June 13, 1997 through July 2, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                              PROPERTY ACQUISITIONS
                     From June 13, 1997 through July 2, 1997



                                                                 Lease
                                     Purchase      Date      Expiration and    Minimum          Percentage    Option
Property Location and Competition    Price (1)     Acquired  Renewal Options   Annual Rent (2)     Rent     To Purchase
---------------------------------    ---------     --------  ---------------   ---------------  ----------  -----------
GOLDEN CORRAL (7)                     $355,340      06/17/97  06/2012;         10.75% of       for each       during the
(the "Enid Property")                 (excluding              four five-       Total Cost      lease year,    first
Restaurant to be constructed          developmen              year renewal     (4)             5% of the      through
                                      costs) (3)              options                          amount by      seventh
The Enid Property is located on                                                                which annual   lease years
the southeast corner of West                                                                   gross sales    and the
Garriott Road and West Brow Road,                                                              exceed         tenth
in Enid, Garfield County,                                                                      $2,034,928     through
Oklahoma, in an area of mixed                                                                  (5)            fifteenth
retail, commercial, and                                                                                       lease years
residential development.  Other                                                                               only
fast-food and family-style
restaurants located in proximity
to the Enid Property include an
Applebee's, a Red Lobster, a
Grandy's, and several local
restaurants.

IHOP                                  $1,709,091    06/18/97  06/2017;         $173,045;       for each       during the
(the "Fairfax Property")                                      three five-      increases by    lease year,    eleventh
Existing restaurant                                           year renewal     10% after       (i) 4% of      lease year
                                                              options          the fifth       annual gross   and at the
The Fairfax Property is located                                                lease year      sales minus    end of the
at the southeast corner of the                                                 and after       (ii) the       initial
intersection of Lee Highway and                                                every five      minimum        lease term
Blake Lane, in Fairfax, Fairfax                                                years           annual rent
County, Virginia, in an area of                                                thereafter      for such
mixed retail, commercial, and                                                  during the      lease year
residential development.  Other                                                lease term
fast-food and family-style
restaurants located in proximity
to the Fairfax Property include a
McDonald's, a Ruby Tuesday, a
Subway Sandwich Shop, and several
local restaurants.

                                      -2-



                                                                 Lease
                                     Purchase      Date      Expiration and    Minimum          Percentage    Option
Property Location and Competition    Price (1)     Acquired  Renewal Options   Annual Rent (2)     Rent     To Purchase
---------------------------------    ---------     --------  ---------------   ---------------  ----------  -----------
GOLDEN CORRAL (7)                     $397,339      06/19/97  06/2012;         10.75% of       for each       during the
(the "Liberty #2 Property")           (excluding              four five-       Total Cost      lease year,    first
Restaurant to be constructed          development             year renewal     (4)             5% of the      through
                                      costs) (3)              options                          amount by      seventh
The Liberty #2 Property is                                                                     which annual   lease years
located within the southwest                                                                   gross sales    and the
quadrant of North Church Road and                                                              exceed         tenth
State Route 152, in Liberty, Clay                                                              $2,349,786     through
County, Missouri, in an area of                                                                (5)            fifteenth
mixed retail, commercial, and                                                                                 lease years
residential development.  Other                                                                               only
fast-food and family-style
restaurants located in proximity
to the Liberty #2 Property
include an Applebee's, a Cracker
Barrel, a McDonald's, and a local
restaurant.


BOSTON MARKET (8)                     $1,035,153    07/02/97  07/2012;         $107,449;       for each       at any time
(the "Southlake Property")                                    five five-       increases by    lease year     after the
Existing restaurant                                           year renewal     10% after       after the      fifth lease
                                                              options          the fifth       fifth lease    year
The Southlake Property is located                                              lease year      year; (i) 4%
on the east side of Davis                                                      and after       of annual
Boulevard, just south of                                                       every five      gross sales
Southlake Boulevard, in                                                        years           minus (ii)
Southlake, Tarrant County, Texas,                                              thereafter      the minimum
in an area of mixed retail,                                                    during the      annual rent
commercial, and residential                                                    lease term      for such
development.  Other fast-food and                                                              lease year
family-style restaurants located
in proximity to the Southlake
Property include a Taco Bell, a
McDonald's, a Wendy's, and a
Schlotzsky's Deli.



                                                                 Lease
                                     Purchase      Date      Expiration and    Minimum          Percentage    Option
Property Location and Competition    Price (1)     Acquired  Renewal Options   Annual Rent (2)     Rent     To Purchase
---------------------------------    ---------     --------  ---------------   ---------------  ----------  -----------
BOSTON MARKET (8)                     $1,077,979    07/02/97  07/2012;         $111,894;       for each       at any time
(the "Stafford Property")                                     five-year        increases by    lease year     after the
Existing restaurant                                           renewal          10% after       after the      fifth lease
                                                              options          the fifth       fifth lease    year
The Stafford Property is located                                               lease year      year, (i) 4%
at the southwest quadrant of the                                               and after       of annual
intersection of Southwest Freeway                                              every five      gross sales
and Airport Boulevard, in                                                      years           minus (ii)
Stafford, Fort Bend County,                                                    thereafter      the minimum
Texas, in an area of mixed                                                     during the      annual rent
retail, commercial, and                                                        lease term      for such
residential development.  Other                                                                lease year
fast-food and family-style
restaurants located in proximity
to the Stafford Property include
a Captain D's, a Jack in the Box,
a Taco Bell, a Macaroni Grill, a
Chuck E. Cheese, and several
local restaurants.

JACK IN THE BOX (9)                   $1,008,970    07/02/97  07/2015;         $103,419        for each       at any time
(the "Channelview Property")          (3)(6)                  four five-       (6);            lease year,    after the
Restaurant to be constructed                                  year renewal     increases by    (i) 5% of      seventh
                                                              options          8% after the    annual gross   lease year
The Channelview Property is                                                    fifth lease     sales minus
located on the northeast corner                                                year and        (ii) the
of Interstate Highway 10 and                                                   after every     minimum
Magnolia Avenue, in Channelview,                                               five years      annual rent
Harris County, Texas, in an area                                               thereafter      for such
of mixed retail, commercial, and                                               during the      lease year
residential development.                                                       lease term      (5)

JACK IN THE BOX (9)                   $936,119      07/02/97  07/2015;         $95,952 (6);    for each       at any time
(the "Garland Property")              (3)(6)                  four five-       increases by    lease year,    after the
Restaurant to be constructed                                  year renewal     8% after the    (i) 5% of      seventh
                                                              options          fifth lease     annual gross   lease year
The Garland Property is located                                                year and        sales minus
on the northeast quadrant of the                                               after every     (ii) the
intersection of Interstate 30 and                                              five years      minimum
Roan Road, in Garland, Dallas                                                  thereafter      annual rent
County, Texas, in an area of                                                   during the      for such
mixed retail, commercial, and                                                  lease term      lease year
residential development.                                                                       (5)



                                                                 Lease
                                     Purchase      Date      Expiration and    Minimum          Percentage    Option
Property Location and Competition    Price (1)     Acquired  Renewal Options   Annual Rent (2)     Rent     To Purchase
---------------------------------    ---------     --------  ---------------   ---------------  ----------  -----------
KFC                                   $794,700      07/02/97  05/2022;         $89,960;        None           None
(the "Putnam Property")                                       four five-       increases by
Existing restaurant                                           year renewal     10% after
                                                              options          the fifth
The Putnam Property is located on                                              lease year
the east side of the entrance                                                  and after
drive to the Putnam Parkade                                                    every five
shopping center, in Putnam,                                                    years
Windham County, Connecticut, in                                                thereafter
an area of mixed retail,                                                       during the
commercial, and residential                                                    lease term
development.  Other fast-food and
family-style restaurants located
in proximity to the Putnam
Property include a McDonald's, a
Wendy's, a Dunkin Donuts, and a
Subway Sandwich Shop.




-------------------------------------------
FOOTNOTES

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

         Property                                     Federal Tax Basis
         --------                                     -----------------

         Enid Property                                         $776,000
         Fairfax Property                                       703,000
         Liberty #2 Property                                    925,000
         Southlake Property                                     620,000
         Stafford Property                                      679,000
         Channelview Property                                   708,000
         Garland Property                                       608,000
         Putnam Property                                        534,000


(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Enid and Liberty #2 Properties, minimum annual rent will become due and payable on the earlier of (i) 180 days after executionof the lease,
         (ii) the date the certificate of occupancy for the restaurant is issued, or (iii) the date the restaurant opens for business to the public. During the period commencing with the effective date of the lease to the date minimum annual becomes payable for the Enid and Liberty #2 Properties, as described, interim rent equal to 10% per annum of the amount funded by the Company in connection with the purchase and construction of the Properties, shall accrue and be payable in a single lump sum at the time of final funding of the construction costs.



                                     - 5 -



(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:




         Property                       Estimated Maximum Cost         Estimated Final Completion Date
         --------                       ----------------------         -------------------------------
         Enid Property                       $1,202,286                      December 14, 1997
         Liberty #2 Property                  1,378,020                      December 16, 1997
         Channelview Property                 1,008,970                      December 29, 1997
         Garland Property                       936,119                      December 29, 1997



(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The Company paid for all construction or renovation costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(7) The lessee of the Enid and Liberty #2 Properties is the same unaffiliated lessee.

(8) The lessee of the Southlake and Stafford Properties is the same unaffiliated lessee.

(9) The lessee of the Channelview and Garland Properties is the same unaffiliated lessee.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                       CNL AMERICAN PROPERTIES FUND, INC.
                     PROPERTIES ACQUIRED FROM JUNE 13, 1997
                              THROUGH JULY 2, 1997
                       For a 12-Month Period (Unaudited)


         The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from June 13, 1997 through July 2, 1997, for the 12-month period commencing on the date of the inception of the respective lease on such Property. The schedule should be read in light of the accompanying footnotes.

         These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.


                                          Golden Corral             IHOP               Golden Corral           Boston Market
                                           Enid, OK (9)       Fairfax, VA (10)      Liberty #2, MO (9)        Southlake, TX (8)
                                          -------------       ----------------      ------------------        -----------------


Estimated Taxable
  Operating Results

Base Rent (1)                                (5)                 $173,045                  (5)                    $107,449

Asset Management Fees (2)                    (5)                  (10,223)                 (5)                      (6,154)

General and Administrative
  Expenses (3)                               (5)                  (10,729)                 (5)                      (6,662)
                                                                 --------                                         --------

Estimated Cash Available from
  Operations                                 (5)                  152,093                  (5)                      94,633

Depreciation and Amortization
  Expense (4)                                (5)                  (18,015)                 (5)                     (15,904)
                                                                 --------                                         --------

Estimated Taxable
  Operating Results                          (5)                 $134,078                  (5)                    $ 78,729
                                                                 ========                                         ========


                                 See Footnotes


                                          Boston Market          Jack in the Box              Jack in the Box           KFC
                                          Stafford, TX (8)       Channelview, TX (7)          Garland, TX (7)        Putnam, CT
                                          ----------------       -------------------          ---------------        ----------


Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                                $111,894                    (5)                        (5)              $ 89,960

Asset Management Fees (2)                      (6,409)                   (5)                        (5)               (4,768)

General and Administrative
  Expenses (3)                                 (6,937)                   (5)                        (5)               (5,578)
                                             --------                                                               --------

Estimated Cash Available from
  Operations                                   98,548                    (5)                        (5)               79,614

Depreciation and Amortization
  Expense (4)                                 (17,411)                   (5)                        (5)              (13,688)
                                             --------                                                               --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                   $ 81,137                    (5)                        (5)             $ 65,926
                                             ========                                                               ========


                                 See Footnotes

                                                                  Total
                                                                  -----

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                                                  $482,348

Asset Management Fees (2)                                       (27,554)

General and Administrative
  Expenses (3)                                                  (29,906)
                                                              ---------

Estimated Cash Available from
  Operations                                                    424,888

Depreciation and Amortization
  Expense (4)                                                   (65,018)

Pro Forma Estimate of  Taxable
  Income Before Dividends Paid
  Deduction of the Company                                     $359,870
                                                               ========

----------------------------------------------------

FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of each Property has been depreciated on the straight-line method over 39 years.

(5) The Property is under construction and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

         Property                           Estimated Final Completion Date
         --------                           -------------------------------

         Enid Property                               December 14, 1997
         Liberty #2 Property                         December 16, 1997
         Channelview Property                        December 29, 1997
         Garland Property                            December 29, 1997

(6) The lessee of the Enid and Liberty #2 Properties is the same unaffiliated lessee.

(7) The lessee of the Southlake and Stafford Properties is the same unaffiliated lessee.

(8) The lessee of the Channelview and Garland Properties is the same unaffiliated lessee.

Item 3.   Bankruptcy or Receivership.

Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5.   Other Events.

Not applicable.

Item 6.   Resignation of Registrant's Directors.

Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               CNL AMERICAN PROPERTIES FUND, INC. AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------

                                                                                              Page
                                                                                              ----

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of March 31, 1997                                   14

   Pro Forma Consolidated Statement of Earnings for the quarter ended March 31, 1997           15

   Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1996           16

   Notes to Pro Forma Consolidated Financial Statements for the quarter ended
     March 31, 1997 and the year ended December 31, 1996                                       17

                                     - 12 -

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


         The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through March 31, 1997, including the receipt of $177,015,590 in gross offering proceeds from the sale of 17,701,559 shares of common stock and the application of such proceeds to purchase 123 properties (including 68 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, 11 properties which consist of building only and 43 properties which consist of land only), 17 of which were under construction at March 31, 1997, to provide mortgage financing to the lessees of the 43 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of net sales proceeds in the amount of $5,266,327 relating to the sale of four properties consisting of building only which had been acquired as of March 31, 1997, (iii) the receipt of $48,427,203 in gross offering proceeds from the sale of 4,842,721 additional shares of common stock during the period April 1, 1997 through July 2, 1997, and (iv) the application of such funds and $38,583,057 of cash and cash equivalents at March 31, 1997, to purchase 60 additional properties acquired during the period April 1, 1997 through July 2, 1997 (32 of which are under construction and consist of land and building, 26 properties which consist of land and building, one property which consists of land only and one property which consists of building only), to pay additional costs for the 17 properties under construction at March 31, 1997, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of March 31, 1997, includes the transactions described in (i) above from the historical consolidated balance sheet, adjusted to give effect to the transactions in (ii), (iii) and (iv) above, as if they had occurred on March 31, 1997.

         The Pro Forma Consolidated Statements of Earnings for the quarter ended March 31, 1997 and the year ended December 31, 1996, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for six of the properties that were acquired by the Company during the period January 1, 1996 through July 2, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through July 2, 1997, due to the fact that these properties did not have a previous rental history.

         This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997


                                                                                 Pro Forma
            ASSETS                                        Historical            Adjustments            Pro Forma
                                                        -------------          --------------         -------------


Land and buildings on operating
  leases, less accumulated
  depreciation                                           $ 82,040,349          $ 64,250,680 (a)       $146,291,029
Net investment in direct
  financing leases (c)                                     19,816,023            15,369,932 (a)
                                                                                 (5,266,327)(b)         29,919,628
Cash and cash equivalents                                  44,132,920           (38,583,057)(a)
                                                                                  5,266,327 (b)         10,816,190
Restricted cash                                               231,787                                      231,787
Receivables                                                   334,698                                      334,698
Mortgage notes receivable                                  17,803,151                                   17,803,151
Organization costs, less
  accumulated amortization                                     12,682                                       12,682
Loan costs, less accumulated
  amortization                                                 25,599                                       25,599
Accrued rental income                                         606,879                                      606,879
Other assets                                                2,718,273            (1,869,129)(a)            849,144
                                                         ------------           ------------          ------------

                                                         $167,722,361          $ 39,168,426           $206,890,787
                                                         ============          ============           ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                                           $  5,469,649                                 $  5,469,649
  Accrued interest payable                                     13,936                                       13,936
  Accrued construction costs payable                        4,409,764          $ (4,409,764)(a)                 -
  Accounts payable and other accrued
    expenses                                                   83,986                                       83,986
  Due to related parties                                      733,581                                      733,581
  Rents paid in advance                                       227,391                                      227,391
  Deferred rental income                                      592,125                26,353 (a)            618,478
  Other payables                                               13,495                                       13,495
                                                         ------------          ------------           ------------
      Total liabilities                                    11,543,927            (4,383,411)             7,160,516
                                                         ------------          ------------           ------------

Minority interest                                             287,647                                      287,647
                                                         ------------          ------------           ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and unissued
    3,000,000 shares (d)                                           -                                           -
  Excess shares, $.01 par value per
    share.  Authorized and unissued
    23,000,000 shares (d)                                          -                                           -
  Common stock, $.01 par value per
    share.  Authorized 20,000,000
    shares; issued and outstanding
    17,721,559 shares; issued and
    outstanding, as adjusted,
    22,564,280 shares (d)                                     177,215                48,427 (a)             225,642
  Capital in excess of par value                          157,115,036            43,503,410 (a)         200,618,446
  Accumulated distributions in
    excess of net earnings                                 (1,401,464)                                   (1,401,464)
                                                         ------------          ------------            ------------
                                                          155,890,787            43,551,837             199,442,624
                                                         ------------          ------------            ------------

                                                         $167,722,361          $ 39,168,426            $206,890,787
                                                         ============          ============            ============





See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          QUARTER ENDED MARCH 31, 1997



                                                               Pro Forma
                                          Historical           Adjustments          Pro Forma
                                          ----------         --------------       -------------


Revenues:
  Rental income from
    operating leases                     $1,643,074             $8,188 (1)         $ 1,651,262
  Earned income from
    direct financing leases (2)             446,711                                    446,711
  Interest income from
    mortgage notes receivable               375,357                                    375,357
  Other interest and income                 474,416             (8,185)(3)             466,231
                                          ----------        ----------              ----------
                                          2,939,558                  3               2,939,561
                                         ----------         ----------              ----------

Expenses:
  General operating and
    administrative                          255,456                                    255,456
  Professional services                      38,463                                     38,463
  Asset and mortgage management
    fees to related party                   110,516              2,126 (4)             112,642
  State and other taxes                      35,350                                     35,350
  Depreciation and amortization             240,038              2,142 (6)             242,180
                                          ----------        ----------              ----------
                                            679,823              4,268                 684,091
                                         ----------         ----------              ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture              2,259,735             (4,265)              2,255,470

Minority Interest in Income of
  Consolidated Joint Venture                 (7,893)                                    (7,893)
                                         ----------         ----------              ----------

Net Earnings                            $ 2,251,842           $ (4,265)           $  2,247,577
                                          ==========        ==========              ==========

Earnings Per Share of
  Common Stock (7)                       $     0.14                               $       0.14
                                         ==========                                 ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                        15,630,532                                 15,630,532
                                         ==========                                 ==========





See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1996



                                                                 Pro Forma
                                           Historical           Adjustments           Pro Forma
                                           ----------         ---------------         ---------


Revenues:
  Rental income from
    operating leases                       $3,717,886              $62,167 (1)          $3,780,053
  Earned income from
    direct financing leases (2)               625,492               34,282 (1)             659,774
  Contingent rental income                     13,920                                       13,920
  Interest income from
    mortgage notes receivable               1,069,349                                    1,069,349
  Other interest and income                   780,037              (33,667)(3)             746,370
                                           ----------           ----------              ----------
                                            6,206,684               62,782               6,269,466
                                           ----------           ----------              ----------

Expenses:
  General operating and
    administrative                            542,564                                      542,564
  Professional services                        58,976                                       58,976
  Asset and mortgage management
    fees to related party                     251,200                7,945 (4)             259,145
  State and other taxes                        56,184                1,218 (5)              57,402
  Depreciation and amortization               521,871                6,852 (6)             528,723
                                           ----------           ----------              ----------
                                            1,430,795               16,015               1,446,810
                                           ----------           ----------              ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture                4,775,889               46,767               4,822,656

Minority Interest in Income of
  Consolidated Joint Venture                  (29,927)                                     (29,927)
                                           ----------           ----------              ----------

Net Earnings                               $4,745,962          $    46,767              $4,792,729
                                           ==========           ==========              ==========

Earnings Per Share of
  Common Stock (7)                         $     0.59                                   $     0.59
                                           ==========                                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                           8,071,670                                    8,071,670
                                           ==========                                   ==========





See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet:
------------------------------------

(a) Represents gross proceeds of $48,427,203 from the issuance of 4,842,721 shares of common stock during the period April 1, 1997 through July 2, 1997, the receipt of $26,353 of rental income during construction (capitalized as deferred rental income), and $38,583,057 of cash and cash equivalents used (i) to acquire 60 properties for $72,840,464 of which one property consists of building only, one property consists of land only and 58 properties consist of land and building, (ii) to fund estimated construction costs of $7,141,559 ($4,409,764 of which was accrued as construction costs payable at March 31, 1997) relating to 17 wholly- owned properties under construction at March 31, 1997, (iii) to pay acquisition fees of $2,179,224 and reclassify from other assets $1,869,129 of acquisition fees previously incurred relating to the acquired properties and (iv) to pay selling commissions and offering expenses (stock issuance costs) of $4,875,366, which have been netted against capital in excess of par value.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:
------------------------------------------------

         The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:



                                                              Estimated purchase
                                                               price (including
                                                               construction and
                                                                closing costs)     Acquisition fees
                                                                and additional       allocated to
                                                              construction costs       property            Total
                                                              ------------------   -----------------    -----------
         Jack in the Box in Oxnard, CA                          $ 1,244,340           $   66,661        $ 1,311,001
         Bennigan's in Arvada, CO                                 1,907,025              102,162          2,009,187
         Boston Market in Cedar Park, TX                            820,389               43,949            864,338
         Boston Market in Collinsville, IL                          786,924               42,157            829,081
         Boston Market in Taylorsville, UT                        1,296,749               69,469          1,366,218
         Burger King in Ooltewah, TN                              1,200,786               64,328          1,265,114
         Boston Market in Arvada, CO                              1,140,718               61,110          1,201,828
         Boston Market in Liberty, MO                               755,854               40,492            796,346
         Einstein Bros. Bagels in Dearborn, MI                      659,867               35,350            695,217
         Jack in the Box in Enumclaw, WA                            842,431               45,130            887,561
         Shoney's in Guadalupe, AZ                                1,445,517               77,438          1,522,955
         Black-eyed Pea in Scottsdale, AZ                           768,363               41,162            809,525
         Pizza Hut in Dover, OH                                     224,378               12,020            236,398
         Jack in the Box in Bacliff, TX                           1,048,420               56,165          1,104,585
         Boston Market in Indianapolis, IN                        1,648,988               88,339          1,737,327
         Boston Market in San Antonio, TX                           749,581               40,156            789,737
         Boston Market in Baltimore, MD                           1,366,123               73,185          1,439,308
         Boston Market in Gambrills, MD                           1,253,116               67,131          1,320,247
         Boston Market in Jessup, MD                              1,273,959               68,248          1,342,207
         Boston Market in Lansing, MI                             1,024,386               54,878          1,079,264
         Boston Market in Riverdale, MD                           1,031,598               55,264          1,086,862
         Boston Market in Vacaville, CA                           1,424,970               76,338          1,501,308
         Boston Market in Waldorf, MD                             1,345,516               72,081          1,417,597
         Einstein Bros. Bagels in Springfield, VA                   626,546               33,565            660,111
         Golden Corral in Jacksonville, FL                        1,581,435               84,721          1,666,156
         Golden Corral in Corpus Christi, TX                      1,478,274               79,192          1,557,466
         IHOP in Leesburg, VA                                     1,177,929               63,103          1,241,032
         Popeyes in Starke, FL                                      572,263               30,657            602,920
         Jack in the Box in Fresno, CA                              838,981               44,945            883,926
         Jack in the Box in Corinth, TX                             954,333               51,125          1,005,458
         Ruth's Chris Steak House in Tampa, FL                    2,021,130              108,275          2,129,405
         Golden Corral in Jacksonville, FL                        1,578,529               84,564          1,663,093
         Charley's Place in King of Prussia, PA                   1,432,248               76,728          1,508,976
         Charley's Place in McLean, VA                            1,544,915               82,763          1,627,678
         Darryl's in Evansville, IN                               1,454,068               77,897          1,531,965
         Darryl's in Hampton, VA                                  1,199,696               64,269          1,263,965
         Darryl's in Huntsville, AL                               1,363,221               73,030          1,436,251
         Darryl's in Knoxville, TN                                1,227,859               65,778          1,293,637
         Darryl's in Louisville, KY                               1,477,432               79,148          1,556,580
         Darryl's in Mobile, AL                                   1,422,271               76,193          1,498,464
         Darryl's in Montgomery, AL                               1,227,992               65,785          1,293,777
         Darryl's in Nashville, TN                                1,181,527               63,296          1,244,823
         Darryl's in Orlando, FL                                  2,135,420              114,398          2,249,818
         Darryl's in Pensacola, FL                                1,054,342               56,483          1,110,825
         Darryl's in Raleigh #1, NC                               1,272,374               68,163          1,340,537
         Darryl's in Raleigh #2, NC                               1,749,321               93,714          1,843,035
         Darryl's in Richmond #1, VA                              1,317,797               70,596          1,388,393
         Darryl's in Richmond #2, VA                                908,986               48,696            957,682
         Darryl's in Winston-Salem, NC                            1,181,527               63,296          1,244,823
         Houlihan's in Bethel Park, PA                            1,363,221               73,030          1,436,251
         Houlihan's in Langhorne, PA                              1,385,933               74,246          1,460,179
         Houlihan's in Plymouth Meeting, PA                       1,976,438              105,881          2,082,319
         Golden Corral in Enid, OK                                1,080,802               57,900          1,138,702
         IHOP in Fairfax, VA                                      1,703,912               91,281          1,795,193
         Golden Corral in Liberty, MO                             1,258,020               67,394          1,325,414
         Boston Market in Southlake, TX                           1,025,712               54,949          1,080,661
         Boston Market in Stafford, TX                            1,068,222               57,226          1,125,448
         Jack in the Box in Channelview, TX                       1,007,970               53,998          1,061,968
         Jack in the Box in Garland, TX                             935,120               50,096            985,216
         KFC in Putnam, CT                                          794,700               42,573            837,273
         17 wholly owned properties under
           construction at March 31, 1997                         2,731,795              146,186          2,877,981
                                                                -----------          -----------        -----------

                                                                $75,572,259          $ 4,048,353        $79,620,612
                                                                ===========          ===========        ===========


                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:
-------------------------------------------------

         Adjustment classified as follows:
             Land and buildings on operating leases              $64,250,680
             Net investment in direct financing leases            15,369,932
                                                                ------------

                                                                 $79,620,612
                                                                 ===========



(b) Represents net sales proceeds in the amount of $5,266,327 received in conjunction with the sale of four properties consisting of building only, which were sold at net carrying value.

(c) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

(d) At the Company's annual meeting of stockholders held on April 4, 1997, the stockholders approved amendments to the Company's Amended and Restated Articles of Incorporation, and effective May 8, 1997, the Company filed an amendment with the State of Maryland, increasing the number of authorized shares of capital stock from 46,000,000 shares to 156,000,000 shares (consisting of 75,000,000 common shares, 3,000,000 preferred shares and 78,000,000 excess shares).

Pro Forma Consolidated Statement of Earnings:
---------------------------------------------

(1) Represents rental income from operating leases and earned income from direct financing leases for six of the properties acquired during the period January 1, 1996 through July 2, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the six Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.


                                                                                  Date Pro Forma
                                                         Date Placed              Property Became
                                                          in Service              Operational as
                                                        By the Company            Rental Property
                                                        --------------            ---------------


                  Mr. Fable's in Grand
                    Rapids, MI                           March 1996              January 1996
                  Denny's in McKinney, TX                 June 1996              January 1996
                  Boston Market in Merced, CA           October 1996               July 1996
                  Boston Market in
                    St. Joseph, MO                      December 1996              June 1996
                  Burger King in Kent, OH               February 1997            December 1996
                  Golden Corral in
                    Hopkinsville, KY                    February 1997            October 1996

         In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
   FOR THE QUARTER ENDED MARCH 31, 1997 AND THE YEAR ENDED DECEMBER 31, 1996

Pro Forma Consolidated Statement of Earnings - Continued:
--------------------------------------------------------

         leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

         Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1997 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the quarter ended March 31, 1997 and the year ended December 31, 1996.

(2) See Note (c) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the quarter ended March 31, 1997 and the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of
         (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $2,126,000 and $4,762,000 for the Pro Forma Properties for the quarter ended March 31, 1997 and the year ended December 31, 1996, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the quarter ended March 31, 1997 and the year ended December 31, 1996.

Item 8.  Change in Fiscal Year.

                           Not applicable.

                                    EXHIBITS

                                     None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                        CNL AMERICAN PROPERTIES FUND, INC.


Dated:  July 17, 1997                   By:   /s/ Robert A. Bourne
                                              ---------------------
                                              ROBERT A. BOURNE, President